UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 17, 2025
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2025, Vera Bradley, Inc. (the “Company”) announced that Ivan Brockman has been elected to join its Board of Directors.

Mr. Brockman currently serves as a Senior Advisor to PJT Partners, a leading independent investment bank, and previously was a Partner and in the firm’s technology strategic advisory group in San Francisco. Mr. Brockman has been at the firm since its inception when it was created in a spin-off transaction from Blackstone in 2015. Prior to the spin-off, Mr. Brockman was a part of Blackstone’s strategic advisory group and served on the firm’s Innovations Investment Committee. Mr. Brockman has a wealth of experience as an investment banker having also served as the co-head of West Coast Technology Investment Banking for Citigroup and prior to that was a Vice President with Goldman Sachs’ TMT investment banking group in Silicon Valley and San Francisco. Mr Brockman brings extensive experience advising senior management teams, Board of Directors, and investors on strategic decision-making across all stages and cycles of growth and value creation for companies.

As a director of the Company, Mr. Brockman will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2025. This compensation generally consists of an annual cash retainer in the amount of $49,500, annual retainers for committee service, and an annual equity grant with a value of $85,000.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated November 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: November 21, 2025	/s/ Mark C. Dely
Mark C. Dely Chief Administrative Officer